                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David L. Zoeller and Carlton E. Langer, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his own name, place and stead, in any and all capacities to sign each and any registration statement of other filing in connection with the issuance by National City Bank of automobile finance contract-backed securities, any and all amendments (including post-effective amendments) to such registration statements or filings, and any or all other documents in connection therewith and to file the same, with all exhibits thereto, with the Securities and Exchange Commission and/or any other governmental authority, granting unto said persons authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifing and confirming all said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  October 25, 2001


/s/ David A. Daberko                                Director
--------------------------------------------

         David A. Daberko

/s/ William E. Macdonald III                        Director
--------------------------------------------

         William E. MacDonald III

/s/ Philip L. Rice                                  Director
--------------------------------------------

         Philip L. Rice

                                                    Director
--------------------------------------------

         Gary A. Glaser

/s/ George R. Berlin                                Director
--------------------------------------------

         George R. Berlin

/s/ Thomas G. Breitenbach                           Director
--------------------------------------------

         Thomas G. Breitenbach

/s/ Steve D. Bullock                                Director
--------------------------------------------

         Steve D. Bullock

/s/ Christopher M. Connor                           Director
--------------------------------------------


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         Christopher M. Connor

/s/ Daniel W. Duval                                 Director
--------------------------------------------

         Daniel W. Duval

/s/ Thomas J. Fitzpatrick                           Director
--------------------------------------------

         Thomas J. Fitzpatrick

/s/ Gordon D. Harnett                               Director
--------------------------------------------

         Gordon D. Harnett

/s/ Donald V. Kellermeyer                           Director
--------------------------------------------

         Donald V. Kellermeyer

/s/ William P. Madar                                Director
--------------------------------------------

         William P. Madar

/s/ Shelly B. Roth                                  Director
--------------------------------------------

         Shelly B. Roth

                                                    Director
--------------------------------------------

         Dr. K. Wayne Smith

                                                    Director
--------------------------------------------

         Thomas C. Sullivan

/s/ John R. Werren                                  Director
--------------------------------------------

         John R. Werren

/s/ Kamala R. Rahgavan                              Senior Vice President and
--------------------------------------------        Principal Accounting Officer

         Kamala R. Rahgavan

/s/ Janis E. Lyons                                  Senior Vice President and
--------------------------------------------        Principal Financial Officer

         Janis E. Lyons


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